                                                                  EXHIBIT 10.30

                       CAP ROCK ELECTRIC COOPERATIVE, INC.
                     EQUITY & MEMBERSHIP REDEMPTION OPTIONS


Please read the following information very carefully and return this form as soon as possible.

                                                        --------------------
                                                           YOUR EQUITY IN
                                                        CAP ROCK ELECTRIC IS

                                                        --------------------

--------------------------------------------------------------------------------

Please select one of the following three options for your equity and membership accounts. IF YOU DO NOT SELECT AN OPTION, YOU WILL RECEIVE 100% OF YOUR EQUITY VALUE IN STOCK (OR THE EQUIVALENT) AT SOME FUTURE DATE.

[  ]     I would like to participate in the Dutch Auction to totally redeem my equity and membership with Cap Rock Electric Cooperative, Inc. I will accept ________% of my equity as payment in full. (NOTE: TO PARTICIPATE, YOUR BID MUST BE 70% OR LESS AND PARTICIPATION WILL BE BASED ON A FIRST COME, FIRST SERVED BASIS TO THE LOWEST BIDDERS. A TOTAL MAXIMUM OF THREE MILLION DOLLARS ($3,000,000) FOR ALL BIDDERS HAS BEEN ALLOCATED FOR THIS OPTION. PLEASE INDICATE A SECOND CHOICE IN CASE YOUR BID IS NOT ACCEPTED.

[  ]     I would like to totally redeem my equity and membership with Cap Rock
         Electric Cooperative, Inc. through equal monthly credits on my electric bill. (NOTE: IF YOUR EQUITY IS LESS THAN $240.00 YOU WILL RECEIVE ONE CREDIT. IF YOUR EQUITY IS $240.00 OR MORE, YOU WILL RECEIVE EQUAL CREDITS OVER 24 MONTHS.

[  ]     I would like to receive stock at some future date when Cap Rock
         Electric Cooperative, Inc. converts to a stock company. I understand I am guaranteed 100% of my equity value.



-------------------------------------                   ------------------------
     SIGNATURE OF MEMBER                                          DATE

By choosing an option and signing this form I am directing Cap Rock Cooperative, Inc. to take certain actions with regards to my equity and membership according to the plan approved by the membership on October 20, 1998. If I do not choose an option, the option of receiving stock will be assigned to me. I understand I will no longer be a voting member of Cap Rock Electric Cooperative, Inc. at the time of conversion to a public stock company.

       PLEASE COMPLETE THIS FORM AND RETURN IT IN THE ENVELOPE PROVIDED.

           THIS FORM MUST BE POSTMARKED BY 5:00 PM, MARCH 31, 1999.